Exhibit 4.3


                   LETTER OF INTENT TO THE OPTION TO ACQUIRE A

                       100% INTEREST IN THE TINKA PROPERTY


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                        PLANEX VENTURES LIMITED 1305/1090
                                West Georgia St.
                             Vancouver B.C. V6E-3V7
                        Ph 604-685-9316 fax 604-683-1585



May 31, 2002

Mr. Robert O. Plenge
Av. Manuel Villaran 210
Miraflores, Lima 18, Peru


                                LETTER 0F INTENT
                 Montdor Molle, Montdor Molle 2 (1800 hectares)



Dear Robert,

1. Tumi Resources S.A. (a wholly owned subsidiary of Planex Ventures Limited of Vancouver) will be granted an option to acquire 100% interest in the contiguous Montdor Molle and Montdor Molle 2 claims under the following terms and conditions:

     On receipt of approval from the TSX Venture Exchange, 250,000 fully paid shares of Planex Ventures Limited, At year 1 Anniversary 250,000 fully paid shares of Planex Ventures Limited At year 2 Anniversary 250,000 fully paid shares of Planex Ventures Limited

2. Tumi Resources S.A. will commit to a drill program in the first year of the option agreement

3. Tumi Resources S.A. will have the right to withdraw from the option agreement anytime after the issuance of the first 250,000 shares with no further commitment

4. Tumi Resources S.A. will pay US$ 7,500.00 on June 25, 2002 for license fees plus any other amounts payable by said date and any fees thereafter whilst the option agreement continues.

5. Robert 0. Plenge or any assignee will retain a 1% NSR over production on the claim areas which will be purchasable at any time by Tumi Resources S.A. for US$ 750,000.00

6. Tumi Resources S.A will supply an annual progress report on its exploration activities and submit all required data to the government.

7. Should Tumi Resources S.A. withdraw from the option agreement it will return the claims to Robert O. Plenge with all claim fees paid on the year of withdrawal.


Tumi Resources S.A                              Terms and Conditions Accepted by

/s/ David Henstridge                            /s/ Robert O. Plenge
--------------------------------                --------------------------------
David Henstridge, President                     Robert O. Plenge



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